                                                                   EXHIBIT 10.29


                           RATIFICATION OF PREVIOUSLY
                           --------------------------
                          EXECUTED SECURITIY AGREEMENT
                          ----------------------------


         This Agreement, dated as of the 9th day of August, 2001, is by and between MOUNTAIN COMPRESSED AIR, INC., a Texas corporation (hereinafter referred to as the "Debtor"), whose address for notice purposes is 2466 Commerce Boulevard, Grand Junction, Colorado 81505, and WELLS FARGO BANK, TEXAS, NATIONAL ASSOCIATION, a national banking association (the "Bank") whose address is 1000 Louisiana, Third Floor, Houston, Texas 77002.

                                R E C I T A L S:
                                ----------------

         WHEREAS, Debtor has heretofore executed that certain Security Agreement dated as of February 6, 2001 (as the same may have been previously ratified and amended, the "Security Agreement"), covering and describing various personal property and fixtures;

         WHEREAS, the Security Agreement was executed and delivered to secure the payment of certain obligations of the Pledgor including, without limitation, that certain revolving credit promissory note dated of even date therewith and in the original principal sum of $500,000.00 executed by Debtor and payable to the order of Bank (the "Note");

         WHEREAS, the benefits of the Bank under the Security Agreement and the Note are still owned and held by the Bank;

         WHEREAS, the Debtor desires to renew and increase the Note; and

         WHEREAS, in connection therewith, Debtor desires to ratify, modify, and supplement the Security Agreement.

         NOW, THEREFORE, in consideration of the foregoing, the benefits to be derived by the Debtor and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Debtor, the Debtor hereto agrees that the Security Agreement is hereby ratified, and is amended and supplemented to read in its entirety as follows:

         1. GRANT OF SECURITY INTEREST. For valuable consideration, Debtor hereby grants and transfers to Bank a security interest in all of the property of Debtor, including, without limitation, the property set forth in EXHIBIT A hereto, further described as follows (collectively, the "Collateral"), but EXCLUDING the property set forth in EXHIBIT B hereto:

         (a) all accounts, deposit accounts, contract rights, chattel paper (whether electronic or tangible), instruments, promissory notes, documents, general intangibles, payment intangibles, software, letter of credit rights, health-care insurance receivables and other rights to payment of every kind now existing or at any time hereafter arising;

         (b) all inventory, goods held for sale or lease or to be furnished under contracts for service, or goods so leased or furnished, raw materials, component parts, work in process and other materials used or consumed in Debtor's business, now or at any time hereafter owned or acquired by Debtor, wherever located, and all products thereof, whether in the possession of Debtor, any warehousemen, any bailee or any other person, or in process of delivery, and whether located at Debtor's places of business or elsewhere;

         (c) all warehouse receipts, bills of sale, bills of lading and other documents of every kind (whether or not negotiable) in which Debtor now has or at any time hereafter acquires any interest, and all additions and accessions thereto, whether in the possession or custody of Debtor, any bailee or any other person for any purpose;

         (d) all money and property heretofore, now or hereafter delivered to or deposited with Bank or otherwise coming into the possession, custody or control of Bank (or any agent or bailee of Bank) in any manner or for any purpose whatsoever during the existence of this Agreement and whether held in a general or special account or deposit for safekeeping or otherwise;

         (e) all right, title and interest of Debtor under licenses, guaranties, warranties, management agreements, marketing or sales agreements, escrow contracts, indemnity agreements, insurance policies, service or maintenance agreements, supporting obligations, and other similar contracts of every kind in which Debtor now has or at any time hereafter shall have an interest;

         (f) all Debtor's goods, tools, machinery, furnishings, furniture and other equipment and fixtures of every kind now existing or hereafter acquired, and improvements, replacements, accessions and additions thereto and embedded software included therein, whether located on any property owned or leased by Debtor or elsewhere, including without limitation, any of the foregoing now or at any time hereafter located at or installed on the land or in the improvements at any of the real property owned or leased by Debtor, and all such goods after they have been severed and removed from any of said real property;

         (g) All now existing or hereafter acquired general intangibles of every kind and nature, all permits, regulatory approvals, copyrights, patents, trademarks, service marks, trade names, mask works, goodwill, licenses and all other intellectual property owned by Debtor or used in Debtor's business; and

         (h) all Debtor's motor vehicles, trailers, mobile homes, manufactured homes, boats, other rolling stock and related equipment of every kind now existing or hereafter acquired and all additions and accessories thereto, whether located on any property owned or leased by Debtor or elsewhere; together with whatever is receivable or received when any of the foregoing or the proceeds thereof are sold, leased, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including without limitation, all rights to payment, including returned premiums, with respect to any insurance relating to any of the foregoing, and all rights to payment with respect to any cause of action affecting or relating to any of the foregoing (collectively, "Proceeds").

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         2. OBLIGATIONS SECURED. The obligations secured hereby are the payment and performance of: (a) all present and future Indebtedness of Debtor to Bank;
(b) all obligations of Debtor and rights of Bank under this Agreement; and (c) all present and future obligations of Debtor to Bank of other kinds. The word "Indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Debtor, heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, including, without limitation, all obligations of Debtor to Bank under letter of credit agreements and applications, liquidated or unliquidated, determined or undetermined, and whether Debtor may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable including, without limitation, that certain (i) Term Note dated of even date herewith in the original principal amount of $3,550,000.00; (ii) Delayed Draw Term Note dated of even date herewith in the original principal amount of $500,000.00; and (iii) Revolving Line of Credit Note dated of even date herewith in the original principal amount of $500,000.00; all executed by Debtor and payable to the order of Bank (collectively, the "Notes") pursuant to that certain Credit Agreement dated of even date herewith between Debtor and Bank (the "Credit Agreement); and all renewals, extensions, rearrangements, amendments, modifications, and/or increases of any of the aforesaid.

         3. TERMINATION. This Agreement will terminate upon the performance of all obligations of Debtor to Bank including, without limitation, the payment of all Indebtedness of Debtor to Bank, and the termination of all commitments of Bank to extend credit to Debtor, existing at the time Bank receives written notice from Debtor of the termination of this Agreement.

         4. OBLIGATIONS OF BANK. Bank has no obligation to make any loans hereunder. Any money received by Bank in respect of the Collateral may be deposited, at Bank's option, into a non-interest bearing account over which Debtor shall have no control, and the same shall, for all purposes, be deemed Collateral hereunder.

         5. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Bank that: (a) Debtor's legal name is exactly as set forth on the first page of this Agreement, and all of Debtor's organizational documents or agreements delivered to Bank are complete and accurate in every respect; (b) Debtor is the owner and has possession or control of the Collateral and Proceeds; (c) Debtor has the right to grant a security interest in the Collateral and Proceeds; (d) all Collateral and Proceeds are genuine, free from liens, adverse claims, setoffs, default, prepayment, defenses and conditions precedent of any kind or character, except the lien created hereby in favor of Bank (which shall be a first lien), any lien created in favor of Wells Fargo Energy Capital, Inc. (which shall be a second lien behind Bank's lien), any lien created in favor of Wells Fargo Equipment Finance, Inc. (which shall be a third lien behind Bank's lien), or as otherwise agreed to by Bank, or as heretofore disclosed by Debtor to Bank, in writing; (e) all statements contained herein and, where applicable, in the Collateral are true and complete in all material respects; (f) no financing statement covering any of the Collateral or Proceeds, and naming any secured party other than Bank, Wells Fargo Energy Capital, Inc. or Wells Fargo Equipment Finance, Inc., is on file in any public office; (g) where Collateral consists of rights to payment, all persons appearing to be obligated on the Collateral and Proceeds have authority and capacity to contract and are bound as they appear to be, all property subject to chattel paper has been properly registered and filed in compliance with law and to perfect the interest of Debtor in such property, and all such Collateral and Proceeds comply with all applicable laws concerning form, content and manner of preparation and

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execution, including where applicable Federal Reserve Regulation Z and any State consumer credit laws; (h) where the Collateral consists of equipment, Debtor is not in the business of selling goods of the kind included within such Collateral, and Debtor acknowledges that no sale of any such Collateral, including without limitation, any such Collateral which Debtor may deem to be surplus, has been consented to or acquiesced in by Bank, except as specifically set forth in writing by Bank; and (i) none of the Collateral at this time constitutes fixtures and in the event it should in the future, should Debtor acquire fixtures, at least thirty (30) days prior thereto, Debtor shall notify Bank thereof, furnish Bank with a description of said fixtures, furnish Bank with a description of the real estate to which the fixtures are attached, and execute all such documents as may be required by Bank to properly perfect Bank's first priority security interest therein.

         6. COVENANTS OF DEBTOR.

         (a) Debtor agrees in general: (i) to pay Indebtedness secured hereby when due; (ii) to indemnify Bank against all losses, claims, demands, liabilities and expenses of every kind caused by property subject hereto; (iii) to pay all costs and expenses, including reasonable attorneys' fees, incurred by Bank in the perfection and preservation of the Collateral or Bank's interest therein and/or the realization, enforcement and exercise of Bank's rights, powers and remedies hereunder; (iv) to permit Bank to exercise its powers; (v) to execute and deliver such documents as Bank deems necessary to create, perfect and continue the security interests contemplated hereby; and (vi) not to change its name, and as applicable, its chief executive office, its principal residence or the jurisdiction in which it is organized and/or registered without giving Bank prior written notice thereof; (vii) not to change its chief place of business or the places where Debtor keeps any of the Collateral or Debtor's records concerning the Collateral and Proceeds without first giving Bank written notice of the address to which Debtor is moving same; and (viii) to cooperate with Bank in perfecting all security interests granted herein and in obtaining such agreements from third parties as Bank deems necessary, proper or convenient or in connection with the preservation, perfection or enforcement of any of its rights hereunder.

         (b) Debtor agrees with regard to the Collateral and Proceeds, unless Bank agrees otherwise in writing: (i) that Bank is authorized to file financing statements in the name of Debtor to perfect Bank's security interest in Collateral and Proceeds; (ii) where applicable, to insure the Collateral with Bank as loss payee, in form, substance and amounts, under agreements, against risks and liabilities, and with insurance companies satisfactory to Bank; (iii) where applicable, to operate the Collateral in accordance with all applicable statutes, rules and regulations relating to the use and control thereof, and not to use any Collateral for any unlawful purpose or in any way that would void any insurance required to be carried in connection therewith; (iv) not to remove the Collateral from Debtor's premises, except (A) for deliveries to buyers in the ordinary course of Debtor's business and (B) Collateral which consists of mobile goods as defined in the Texas Business and Commerce Code, the New Mexico Uniform Commercial Code, the Colorado Uniform Commercial Code, or the Utah Uniform Commercial Code, in which case Debtor agrees not to remove or permit the removal of such Collateral from its state of domicile for a period in excess of thirty
(30) calendar days; (v) to pay when due all license fees, registration fees and other charges in connection with any Collateral; (vi) not to permit any lien on the Collateral or Proceeds, including without limitation, liens arising from repairs to or storage of the Collateral, except in favor of Bank, Wells Fargo Energy Capital, Inc. (which shall be a second lien behind Bank's lien), or Wells Fargo Equipment Finance, Inc. (which shall be a third lien behind Bank's lien);
(vii) not to sell, hypothecate or dispose of, nor permit the transfer by operation of law of, any of the Collateral or Proceeds or any interest therein, except sales of inventory to buyers in the ordinary course of Debtor's business;
(viii) to permit Bank to inspect the Collateral at any time; (ix) to keep, in accordance with generally accepted accounting principles, complete and accurate records regarding all Collateral and Proceeds, and to permit Bank to inspect the same and make copies thereof at any reasonable time; (x) if requested by Bank, to receive and use reasonable diligence to collect Collateral consisting of accounts and other rights to payment and Proceeds, in trust and as the property of Bank, and to immediately endorse as appropriate and deliver such Collateral and Proceeds to Bank daily in the exact form in which they are received together with a collection report in form satisfactory to Bank; (xi) not to commingle Collateral or Proceeds, or collections thereunder, with other property; (xii) to give only normal allowances and credits and to advise Bank thereof immediately in writing if they affect any rights to payment or Proceeds in any material respect; (xiii) from time to time, when requested by Bank, to prepare and deliver a schedule of all Collateral and Proceeds subject to this Agreement and to assign in writing and deliver to Bank all accounts, contracts, leases and other chattel paper, instruments, documents and other evidences thereof; (xiv) in the event Bank elects to receive payments of rights to payment or Proceeds hereunder, to pay all expenses incurred by Bank in connection therewith, including expenses of accounting, correspondence, collection efforts, reporting to account or contract debtors, filing, recording, record keeping and expenses incidental thereto; and (xv) to provide any service and do any other acts which may be necessary to maintain, preserve and protect all Collateral and, as appropriate and applicable, to keep all Collateral in good and saleable condition, to deal with the Collateral in accordance with the standards and practices adhered to generally by users and manufacturers of like property, and to keep all Collateral and Proceeds free and clear of all defenses, rights of offset and counterclaims.

         7. POWERS OF BANK. Debtor appoints Bank its true attorney in fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised from time to time by Bank's officers and employees, or any of them, whether or not Debtor is in default: (a) to perform any obligation of Debtor hereunder in Debtor's name or otherwise; (b) to give notice to account debtors or others of Bank's rights in the Collateral and Proceeds, to enforce or forebear from enforcing the same and make extension and modification agreements with respect thereto; (c) to release persons liable on Collateral or Proceeds and to give receipts and acquittances and compromise disputes in connection therewith; (d) to release or substitute security; (e) to resort to security in any order; (f) to prepare, execute, file, record or deliver notes, assignments, schedules, designation statements, financing statements, continuation statements, termination statements, statements of assignment, applications for registration or like papers to perfect, preserve or release Bank's interest in the Collateral and Proceeds; (g) to receive, open and read mail addressed to Debtor; (h) to take cash, instruments for the payment of money and other property to which Bank is entitled; (i) to verify facts concerning the Collateral and Proceeds by inquiry of obligors thereon, or otherwise, in its own name or a fictitious name; (j) to endorse, collect, deliver and receive payment under instruments for the payment of money constituting or relating to Proceeds; (k) to prepare, adjust, execute,

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deliver and receive payment under insurance claims, and to collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and to apply such amounts received by Bank, at Bank's sole option, toward repayment of the Indebtedness or, where appropriate, replacement of the Collateral; (l) to exercise all rights, powers and remedies which Debtor would have, but for this Agreement, with respect to all Collateral and Proceeds subject hereto; (m) to enter onto Debtor's premises in inspecting the Collateral; (n) to make withdrawals from and to close deposit accounts or other accounts with any financial institution, wherever located, into which Proceeds may have been deposited, and to apply funds so withdrawn to payment of the Indebtedness; (o) to preserve or release the interest evidenced by chattel paper to which Bank is entitled hereunder and to endorse and deliver any evidence of title incidental thereto; and (p) to do all acts and things and execute all documents in the name of Debtor or otherwise, deemed by Bank as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder.

         8. PAYMENT OF PREMIUMS, TAXES, CHARGES, LIENS AND ASSESSMENTS. Debtor agrees to pay, prior to delinquency, all insurance premiums, taxes, charges, liens and assessments against the Collateral and Proceeds, and upon the failure of Debtor to do so, Bank at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Any such payments made by Bank shall be obligations of Debtor to Bank, due and payable immediately upon demand, together with interest at a rate determined in accordance with the provisions of Section 15 hereof, and shall be secured by the Collateral and Proceeds, subject to all terms and conditions of this Agreement.

         9. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" under this Agreement: (a) any default in the payment or performance of any of the Indebtedness, or any obligation, or any defined event of default, under (i) any contract or instrument evidencing any Indebtedness, including without limitation, the Notes, or (ii) any other agreement between Debtor and Bank, including without limitation any loan agreement, relating to or executed in connection with any Indebtedness, including without limitation the Credit Agreement; (b) any representation or warranty made by Debtor herein shall prove to be incorrect, false or misleading in any material respect when made; (c) Debtor shall fail to observe or perform any obligation or agreement contained herein; (d) any impairment of the rights of Bank in any Collateral or Proceeds, or any attachment or like levy on any property of Debtor; and (e) Bank, in good faith, believes any or all of the Collateral and/or Proceeds to be in danger of misuse, dissipation, commingling, loss, theft, damage or destruction, or otherwise in jeopardy or unsatisfactory in character or value.

         10. REMEDIES. Upon the occurrence of any Event of Default, Bank shall have the right to declare immediately due and payable all or any Indebtedness secured hereby and to terminate any commitments to make loans or otherwise extend credit to Debtor. Bank shall have all other rights, powers, privileges and remedies granted to a secured party upon default under the Texas Business and Commerce Code (with respect to Collateral located within the State of Texas), the Utah Uniform Commercial Code (with respect to Collateral located within the State of Utah), the Colorado Uniform Commercial Code (with respect to Collateral located within the State of Colorado), and/or the New Mexico Uniform

Commercial Code (with respect to Collateral located within the State of New Mexico) or as otherwise provided by law, including without limitation, the right
(a) to contact all persons obligated to Debtor on any Collateral or Proceeds and to instruct such persons to deliver all Collateral and/or Proceeds directly to Bank, and (b) to sell, lease, license or otherwise dispose of any or all Collateral. All rights, powers, privileges and remedies of Bank shall be cumulative. No delay, failure or discontinuance of Bank in exercising any right, power, privilege or remedy hereunder shall affect or operate as a waiver of such right, power, privilege or remedy; nor shall any single or partial exercise of any such right, power, privilege or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. Any waiver, permit, consent or approval of any kind by Bank of any default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing. It is agreed that public or private sales or other dispositions, for cash or on credit, to a wholesaler or retailer or investor, or user of property of the types subject to this Agreement, or public auctions, are all commercially reasonable since differences in the sales prices generally realized in the different kinds of dispositions are ordinarily offset by the differences in the costs and credit risks of such dispositions. While an Event of Default exists:
(a) Debtor will deliver to Bank from time to time, as requested by Bank, current lists of all Collateral and Proceeds; (b) Debtor will not dispose of any of the Collateral or Proceeds except on terms approved by Bank; (c) at Bank's request, Debtor will assemble and deliver all Collateral and Proceeds, and books and records pertaining thereto, to Bank at a reasonably convenient place designated by Bank; and (d) Bank may, without notice to Debtor, enter onto Debtor's premises and take possession of the Collateral. With respect to any sale by Bank of any Collateral subject to this Agreement, Debtor hereby expressly grants to Bank the right to sell such Collateral using any or all of Debtor's trademarks, trade names, trade name rights and/or proprietary labels or marks. Debtor further agrees that Bank shall have no obligation to process or prepare any Collateral for sale or other disposition.

         11. DISPOSITION OF COLLATERAL AND PROCEEDS; TRANSFER OF INDEBTEDNESS. In disposing of Collateral hereunder, Bank may disclaim all warranties of title, possession, quiet enjoyment and the like. Any proceeds of any disposition of any Collateral or Proceeds, or any part thereof, may be applied by Bank to the payment of expenses incurred by Bank in connection with the foregoing, including reasonable attorneys' fees, and the balance of such proceeds may be applied by Bank toward the payment of the Indebtedness in such order of application as Bank may from time to time elect. Upon the transfer of all or any part of the Indebtedness, Bank may transfer all or any part of the Collateral or Proceeds and shall be fully discharged thereafter from all liability and responsibility with respect to any of the foregoing so transferred, and the transferee shall be vested with all rights and powers of Bank hereunder with respect to any of the foregoing so transferred; but with respect to any Collateral or Proceeds not so transferred, Bank shall retain all rights, powers, privileges and remedies herein given.

         12. STATUTE OF LIMITATIONS. Until all Indebtedness shall have been paid in full and all commitments by Bank to extend credit to Debtor have been terminated, the power of sale or other disposition and all other rights, powers, privileges and remedies granted to Bank hereunder shall continue to exist and may be exercised by Bank at any time and from time to time irrespective of the fact that the Indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of Debtor may have ceased, unless such liability shall have ceased due to the payment in full of all Indebtedness secured hereunder.

         13. MISCELLANEOUS. Debtor hereby waives any benefit of or right to participate in any of the Collateral or Proceeds or any other security now or hereafter held by Bank. Debtor hereby waives any right to require Bank to (a) perform any obligation of Debtor with respect to any Collateral or Proceeds, (b) make any presentment or demand, or give any notices of any kind, including without limitation any notice of nonpayment or nonperformance, protest, notice of protest, notice of dishonor, notice of intention to accelerate or notice of acceleration hereunder or in connection with any Collateral or Proceeds. Debtor further waives any right (a) to direct the application of payments or security for any Indebtedness of Debtor, or indebtedness of customers of Debtor, or (b) to require proceedings against others or to require exhaustion of security. Debtor hereby consents to extensions, forbearances or alterations of the terms of Indebtedness, the release or substitution of security, and the release of any guarantors. Until all Indebtedness shall have been paid in full, Debtor shall not have any right of subrogation or contribution, and Debtor hereby waives any benefit of or right to participate in any of the Collateral or Proceeds or any other security now or hereafter held by Bank. Unless otherwise prohibited by law, any requirement of reasonable notice to Debtor with respect to the sale or other disposition of Collateral shall be met if such notice is given pursuant to the requirements of Section 14 hereof at least 5 days before the date of any public disposition or the date after which any private sale or other disposition will be made.

         14. NOTICES. All notices, requests and demands required under this Agreement must be in writing, addressed to Bank at the address specified in any other loan documents entered into between Debtor and Bank and to Debtor at the address of its chief executive office (or principal residence, if applicable) specified below or to such other address as any party may designate by written notice to each other party, and shall be deemed to have been given or made as follows: (a) if personally delivered, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt.

         15. COSTS, EXPENSES AND ATTORNEYS' FEES. Debtor shall pay to Bank immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Bank's in-house counsel to the extent permissible), incurred by Bank in exercising any right, power, privilege or remedy conferred by this Agreement or in the enforcement thereof, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to Debtor or in any way affecting any of the Collateral or Bank's ability to exercise any of its rights or remedies with respect thereto. All of the foregoing shall be paid by Debtor from the date of demand to the date paid in full with interest at the maximum rate permitted by applicable law.

         16. SUCCESSORS; ASSIGNS; AMENDMENT. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties, and may be amended or modified only in writing signed by Bank and Debtor.

         17. SEVERABILITY OF PROVISIONS. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Agreement.

         18. GOVERNING LAW. Unless otherwise provided herein, this Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         19. SUBMISSION TO JURISDICTION.

         (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, DEBTOR HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY
LAW) IN RESPECT OF THE COLLATERAL, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. DEBTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE BANK FROM OBTAINING JURISDICTION OVER DEBTOR IN ANY COURT OTHERWISE HAVING JURISDICTION.

         (b) DEBTOR HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO DEBTOR AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST DEBTOR OR THE COLLATERAL IN ANY OTHER JURISDICTION.

         18. WAIVER OF JURY TRIAL. To the fullest extent permitted by applicable law, Debtor hereby irrevocably and expressly waives all right to a trial by jury in any action, proceeding, or counterclaim (whether based upon contract, tort or otherwise) arising out of or relating to this agreement or the transactions contemplated thereby or the actions of Bank in the negotiation, administration or enforcement thereof.

         Debtor warrants that its chief executive office (or principal residence, if applicable) is located at the following address: 2466 Commerce Blvd., Grand Junction, CO 81505.

         Debtor warrants that the Collateral (except goods in transit) is located or domiciled at the following additional addresses: 1110 West Sategna, Bloomfield, New Mexico, 87413.

         This Ratification of Previously Executed Security Agreement supplements, amends, modifies, supersedes, and restates in its entirety all of the terms, provisions, and conditions of the Security Agreement. None of the rights, titles, and interests existing or to exist under the Security Agreement or any subsequent supplements, modifications, or amendments are hereby released, diminished, or impaired. The liens, privileges, and priorities created and existing under the Security Agreement and all subsequent supplements, amendments, and modifications are hereby renewed, extended, and carried forward as security for the payment of said Indebtedness, as amended hereby, and Debtor reaffirms all covenants, representations, and warranties made in the Security Agreement and all supplements, amendments, and modifications thereto. The Security Agreement secures all of the Indebtedness herein described or referred to as if reference to the Indebtedness was fully made in the Security Agreement and all amendments, supplements, and modifications thereto.

         IN WITNESS WHEREOF, this Agreement has been duly executed as of August 9, 2001.

                                              MOUNTAIN COMPRESSED AIR, INC.,
                                              a Texas corporation


                                              By:/S/ MUNAWAR H. HIDAYATALLAH
                                                 ------------------------------
                                              Name: Munawar H. Hidayatallah
                                              Title: Chief Executive Officer

                                  Exhibit "B"